UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2023

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 21, 2023, Lucid Diagnostics Inc. (the “Company”) held an annual meeting of stockholders (the “2023 Annual Meeting”). Stockholders representing approximately 87.7% of the shares outstanding and entitled to vote were present in person or by proxy. At the 2023 Annual Meeting, the stockholders elected each of management’s nominees for director and approved each of the other matters considered. A description of the matters considered by the stockholders and a tally of the votes on each such matter are set forth below.

1. A proposal to elect two members of the Company’s board of directors as Class B directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is divided into three classes, Class A, Class B and Class C. As of the 2023 Annual Meeting, there were two directors in Class A, Jacque J. Sokolov, M.D. and Stanley N. Lapidus, whose terms expire at the 2025 annual meeting of stockholders, two directors in Class B, Ronald M. Sparks and James L. Cox, M.D., whose terms expired at the 2023 Annual Meeting, and two directors in Class C, Lishan Aklog, M.D. and Debra J. White, whose terms expire at the 2024 annual meeting of stockholders. The board nominated Mr. Sparks and Dr. Cox for re-election as Class B directors. Each of the board’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Ronald M. Sparks	34,163,239	197,151	4,002,367
James L. Cox, M.D.	34,154,419	205,971	4,002,367

2. a. A proposal to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to incorporate new Delaware law provisions regarding officer exculpation. The amendment was approved, as follows:

For	Against	Abstain	Broker Non-Votes
33,334,308	985,133	40,949	4,002,367

b. A proposal to amend the Certificate of Incorporation to increase the total number of shares of common stock the Company is authorized to issue by 100,000,000 shares, from 100,000,000 shares to 200,000,000 shares. The amendment was approved, as follows:

For	Against	Abstain	Broker Non-Votes
37,115,102	1,125,504	122,151	—

A fuller description of the amendments to the Certificate of Incorporation is set forth on pages 7 to 9 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2023 (the “Definitive Proxy Statement”), which description is incorporated herein by reference. The description of the amendments from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, which are included as Annex A to the Definitive Proxy Statement and are incorporated herein by reference.

A certificate of amendment reflecting the amendment to the Charter was filed with the Delaware Secretary of State on June 21, 2023 and became effective on such date.

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3. a. A proposal to approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of the Company’s common stock under the Senior Secured Convertible Note (the “March 2023 Note”) sold by the Company in a private offering in March 2023. The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
34,220,820	100,068	39,502	4,002,367

b. A proposal to approve, for the purposes of Listing Rule 5635 of Nasdaq, the issuance of shares of the Company’s common stock under the Series A Convertible Preferred Stock (the “Series A Preferred Stock”) sold by the Company in a private offering commenced in March 2023. The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
34,176,748	144,141	39,501	4,002,367

A fuller description of the March 2023 Note, the Series A Preferred Stock and the related offerings and the proposals is set forth on pages 10 to 16 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the March 2023 Note, the Series A Preferred Stock and the related offerings from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the related agreements, which are included as exhibits to the Current Reports on Form 8-K filed by the Company on March 13, 2023, March 14, 2023 and March 24, 2023 and are incorporated herein by reference.

4. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2023. The ratification of the appointment of Marcum LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
38,255,914	18,190	88,653	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation, dated June 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2023	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer

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